                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  March 13, 2003
                                                  --------------

Minghua Group International Holdings Limited
_____________________________________________________
(Exact name of registrant as specified in its chapter)

        New York                       0-30183                134025362
--------------------------------------------------------------------------------
(State or other jurisdiction    Commission File Number)      (IRS Employer
       of incorporation)                                  Identification No.)

54 Pine Street,
Suite 3
New York, New York                             10005
------------------------                     ---------
(Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code 212-809-8009
                                                  -------------

           __________________________________________________________
          (Former name or former address, if changed since last report)



..


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

Ming Hua Environmental Protection Science and Technology Limited, a limited company incorporated in Hong Kong with 57% shares held by the Top Team Holdings Limited, a BVI limited company wholly owned by the Company's wholly owned subsidiary, Ming Hua Group International Holdings (Hong Kong) Limited, entered into an agreement with Good View Bus Manufacturing (Holdings) Company Limited and Eagle Bus Development Limited, both limited companies incorporated in Hong Kong and Mr. Kok Sin Keung for the purchase of 89.8 % ownership of Guangzhou City View Bus Installation Company Limited on March 13, 2003.

The consideration for the purchase: Ming Hua Environment Protection Science and Technology Limited will pay RMB 2,000,000.00 (US$ 241,896.00) to Good View for its 23.8% ownership and RMB 6,000,000.00 (US$ 725,689.00) to Eagle for its 66% ownership, and 43% of the total authorised shares of Ming Hua Environmental Protection Science and Technology Limited to Mr. Kok Sin Keung.

The amount of the consideration was arrived at with reference to the market value of the assets and business potential of Guangzhou City View Bus Installation Company Limited. A copy of the Sales and Purchase Agreement is filed as an exhibit.

Guangzhou City View Bus Installation Company Limited is a limited company incorporated in the People's Republic of China which manufactures coaches for domestic sale and for export under the brand name of "EAGLE".

To assist the acquisition, Citic Worldwide Limited was engaged as a consultant to advise. The Company agreed to compensate Citic by issuing 800,000 shares of Common Stock to Citic.

To finance the acquisition and the operation of the Company in 2002, Kingsrich Development Limited, a BVI limited company owned by Mr. Li Guang Lian, an independent investor, contributed RMB 14,382,961.42 (US$ 1,739,594.00) and HK $10,831,321.05 (US$ 1,388,631.00 ) to the Company up to March 17, 2003. In order to settle the loan amount, the Company has signed a loan agreement dated March 17, 2003 in the sum of US$3,128,225 at the interest rate of 5% per annum. Copies of the Loan Agreement and the Convertible Promissory Note are filed as an exhibit.

In this juncture, a Convertible Promissory Note for the sum of US$3,128,225, convertible into shares of the Company's Common Stock anytime at the discretion of Kingsrich Development Limited at the conversion rate of $0.13 per share, which was arrived at based on the recent market price, was purchased with a maturity date on March 31, 2008.

A Registration Rights Agreement was entered into by the Company and Kingsrich Development Limited, granting Kingsrich Development Limited the registration rights with respect to the Shares of Common Stock underlying the convertible promissory note.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

The Board of Directors was on February 24, 2003 granted 4,000,000 stock options to five directors, as follows: Mr. Li Chuquan, two million, and Mr. Albert Wong, Mr. Chan Kuen Kwong, Mr. Li Jikuan, and Mr. Zhuo Wenzhi, 0.5 million each, to purchase shares of common stock of Minghua Group International Holdings Limited at US $0.12 per share, from March 1, 2003 to February 28, 2004. During this period, they may choose to exercise the right of purchasing common stock or to waive the right no matter what the fair market stock price shall be at that time. Partial purchasing is allowed. But once the right is exercised, the amount of common stock purchased must not be sold within six months from the exercising date.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 The following exhibits are filed as part of this current report:

10.1     Guangzhou City View Bus Installation Company Limited Agreement
10.2     Kingsrich Development Limited Loan Agreement
10.3     Kingsrich Development Limited Convertible Promissory Note

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MINGHUA GROUP INTERNATIONAL
                                HOLDINGS LIMITED



                                BY:
                                    ---------------------------------
                                     ALBERT WONG,
                                     TREASURER (BEING EQUIVALENT TO
                                     THE CHIEF  FINANCIAL OFFICER)


Date  March 20, 2003
      --------------

EXHIBIT 10.1

                        DATED THE 13TH DAY OF MARCH 2003.
                        ---------------------------------



                        MING HUA ENVIRONMENTAL PROTECTION
                         SCIENCE AND TECHNOLOGY LIMITED
                                  (           )

                                       and

             GOOD VIEW BUS MANUFACTURING (HOLDINGS) COMPANY LIMITED
                                (       (  )    )

                                       and

                          EAGLE BUS DEVELOPMENT LIMITED
                                  (          )

                                       and

                               KOK SIN KEUNG (   )



            ________________________________________________________

                                AGREEMENT FOR THE
                         SALE AND PURCHASE OF SHARES IN
                 GUANGZHOU CITY VIEW BUS INSTALLATION CO., LTD.
                                 (             )
            ________________________________________________________






                                 YUEN & PARTNERS
                                   SOLICITORS
                                   10th Floor
                               Chiyu Bank Building
                            78 Des Voeux Road Central
                                    Hong Kong
                              TEL: (852) 2815 2688
                              FAX: (852) 2541 2088

                               REF: 01/01/7203/01
                                     (EY/jl)

THIS  AGREEMENT     is  made  the  13th  day  of  March, Two Thousand and Three.

BETWEEN:-

1. MING HUA ENVIRONMENTAL PROTECTION SCIENCE AND TECHNOLOGY LIMITED ( ), a company incorporated in Hong Kong, whose registered office is situated at Room 708, 7th Floor, Dannies House, 20 Luard Road, Wanchai, Hong Kong (the "PURCHASER").

2. GOOD VIEW BUS MANUFACTURING (HOLDINGS) COMPANY LIMITED ( ( ) ), a company incorporated in Hong Kong, whose registered office is situated at Flat C, 14th Floor, Block 3, Sheung Shui Centre, 3 Chi Cheong Road, Sheung Shui, New Territories, Hong Kong (the "CO 1").

3.     EAGLE  BUS  DEVELOPMENT  LIMITED  (          ), a company incorporated in
Hong Kong, whose registered office is situated at Flat C, 14th Floor, Block 3, Sheung Shui Centre, 3 Chi Cheong Road, Sheung Shui, New Territories, Hong Kong (the "CO 2").

CO  1  and  CO  2  are  collectively  referred  to  as  the  (the  "VENDOR").

4.     KOK  SIN  KEUNG (   ), holder of Hong Kong Identity Card No.A993367(3) of
No.15, 1st Street River North, Fairview Park, Yuen Long, New Territories, Hong Kong ("KOK").

WHEREAS:-

(A)     GUANGZHOU  CITY  VIEW  BUS  INSTALLATION  CO.,  LTD. (            ) is a
private  enterprises  incorporated  in  the  People's  Republic  of  China  with
registered  number  0120823, whose registered office is situated at          158
302 and has at the date hereof an authorized capital of US$1,471,000.00 (the "COMPANY").

(B) 23.8% of the Company capital is owned by CO 1 and 66% of the Company capital is owned by CO 2.

(C) The Company is the beneficial and legal owner of all those properties and the estate right title interest property claim and demand whatsoever as described in SCHEDULE 1 (collectively "THE PROPERTY").

(D) As at the date of this Agreement, the bank accounts as more particularly mentioned in SCHEDULE 2 represent all the bank accounts ever held or maintained by the Company, and those of its subsidiary companies, and the companies more particularly mentioned in SCHEDULE 3 represent all the subsidiary companies of the Company.

(E) The parties hereto have agreed for the transfer of 23.8% ownership owned by the CO 1 and 66% ownership owned by CO 2 ("THE OWNERSHIP") to the Purchaser for the consideration and on the terms and conditions hereinafter appearing and the consideration shall be transferred from the Purchaser to the Vendor as set out in Clause 3 herein.

NOW  IT  IS  HEREBY  AGREED  AND  DECLARED  AS  FOLLOWS  :-

1.     AGREEMENT  TO  SELL  AND  PURCHASE  OF  THE  SALE  SHARE
       --------------------------------------------------------

1.1 In this Agreement, words and expressions on the left column hereunder shall bear the respective meanings on the corresponding parts on the right hand column hereunder, unless the context otherwise requires:-

"Accounts"     means  the  Existing  Management  Accounts  and  the  Management
 --------
Accounts.
 ------

     "Accounts  Date"     means  the  [INSTRUCTIONS].
      --------------

"Existing Management     means the set of management accounts as prepared by the
 -------------------
 Account"     Company  made  up  to [date], a copy of which is annexed hereto as
 -------
APPENDIX  1.
 -

"Company"     means  Guangzhou  City  View  Bus  Installation  Co.,  Ltd.  (
 -------
).

"Completion"     means  completion of the exchange or transfer of the Sale Share
 ----------
or Ownership pursuant to this Agreement and the performance by the parties hereto of the several obligations contained in Clause 4 and Clause 9 hereof.

     "Completion  Date"     means  such  other  date  as  the parties hereto may
      ----------------
otherwise agree but in any event not later than 30th September 2003. If the approvals from the PRC authority cannot be obtained by 30th September 2003, further extension may be agreed by all parties.

"CO 1"     means Good View Bus Manufacturing (Holdings) Company Limited (      (
 ----
)    ).

"CO  2"     means  Eagle  Bus  Development  Limited  (           ).
 -----

"Law"     means  the  laws  of  Hong  Kong  Special  Administrative  Region.
 ---

1.2 The Vendor shall transfer to the Purchaser the Ownership free from all charges, mortgages, equities, liens, hypothecation, incumbrances, and any other adverse claims and interests with all the right to all dividends hereafter paid declared or made in respect thereof.


2.     CONDITIONAL  PRECEDENT
       ----------------------

This  Agreement  is  conditional  upon:-

(1) the Purchaser's satisfactory upon the financial and the operation of the Company after the auditor issuing a certificate of satisfaction for the Company on due diligence search;

(2) the approval from all the shareholders of the Company in respect of the transfer of Ownership; and

(3) the approval from all PRC authorities in respect of the transfer of Ownership.

3.     CONSIDERATION
       -------------

The consideration for the purchase of the Ownership shall be in the following order:-

(i)     Renminbi  (RMB)  8,000,000.00  will  be  paid in cash upon Completion as follows:-
CO  1  -  RMB  2,000,000.00
CO  2  -  RMB  6,000,000.00

(ii)     43%  of  all  issued  and  outstanding  shares of the Purchaser to Kok.

4.     BUSINESS  ACTIVITY,  ACCOUNTS  AND  SPECIAL  AUDIT
       --------------------------------------------------

4.1 The Purchaser shall, at its option, at any time prior to Completion be entitled to appoint its own accountants or auditors to perform due diligence search and to inspect and/or study and/or audit the affairs, books, accounts, records, financial statements and any other documents of the Company.

4.2 The Vendor and the Company shall, and it is of essence of this Agreement that they shall :-

(a) give full co-operation and assistance to the Purchaser's accountants or auditors,

(b) give to the Purchaser's accountants or auditors full access to the books, accounts, records, bank statements, documents, papers and records of the Company to enable them to complete and prepare, in good time before completion, an audited report.

5.     TIME  TO  BE  OF  ESSENCE
       -------------------------
     Time  in  every  respect  shall  be  of  essence  of  this  Agreement.

6.     COMPLETION
       ----------

6.1 Subject as hereinafter provided completion shall take place at the Hong Kong Special Administrative Region on the Completion Date between the hours of 9:00 a.m. to 5.00 p.m. or at such other place and between such other hours as may be agreed between the parties hereto.

6.2 On Completion the Vendor and the Company shall deliver and produce to the Purchaser :-

(a) duly executed documents to effect the transfer of Ownership in favour of the Purchaser and/or such person(s) as the Purchaser may direct or nominate;

(b) such waivers and/or consents and/or resolutions (whether members' or directors') as the Purchaser may require duly signed by members and/or directors;

(c) such any documents of the Company as the Purchaser may require to enable the Purchaser and/or its representative or nominee to be registered as holders of the Ownership;

(d) written resolutions of the members and/or of the directors of the Company (as the Purchaser may require) approving and/or ratifying the entering into of this Agreement and the due performance thereof;

(e) such written evidence as may be reasonably satisfactory to the Purchaser to prove that the directors of the Company have, before the signing of this Agreement duly made, and will, before and on completion, duly make full disclosure of their respective interests in, of or in relation to this Agreement or the transaction herein contemplated pursuant to the Law, the Articles of Association of the Company, and otherwise;

(f) the originals as well as duly certified copies of the board resolutions of the then existing directors :-

(i) revoking all existing authorities in respect of foreign investors to bankers in respect of the operation of its bank accounts and giving authority in favour of such persons as the Purchaser may nominate to operate such accounts;

(ii) appointing such persons (within the maximum number permitted by the Articles of Association) as the Purchaser may nominate as directors; and

(iii) approving the registration of the said share transfers subject to the same being duly stamped;

(g) the Existing Management Accounts which must show full compliance with the terms and conditions of this Agreement;

(h) the statutory books of the Company which must be duly completed and written up to date;

(i)     all  books,  accounts,  papers  and  records  of  the  Company;

(j) the written resignations of all the then existing directors in respect of foreign investors of Company from their directorships with acknowledgements signed by each of them in a form annexed hereto as APPENDIX 2 to the effect that they have no claim against the Company for compensation for loss of office, fees or disbursements or otherwise whatsoever;

(k) the written resignations of the then existing Secretary of the Company if any to take effect on the date of completion with acknowledgements signed by each of them in a form annexed hereto as APPENDIX 2 to the effect that they have no claim against the Company for compensation for loss of office, fees or disbursements or otherwise whatsoever; and

(l)     all approvals from both the PRC authority and its PRC Shareholder of the
Subsidiary,  namely  Guangzhou  Public Automobile Company No.2 (           ) for
implementating matters arising in Clause 6.2 (a) to (k), if required in order to effect the change of Ownership in PRC Government record and ownership. If approvals cannot be obtained on Completion, the Purchaser may extend further period for the Vendor to obtain all approvals.

7.     EMPLOYMENT  MATTERS
       -------------------

7.1 The Company is not bound nor accustomed to pay any moneys other than in respect of remuneration, or emoluments of employment, or pension benefits, to, or for the benefit of; any director officer or employee.

7.2 The Company has no employee whose contract of employment cannot be terminated by three months' notice.

7.3 The Company is not, and shall not be, under any obligation to the Secretary or any director of the Company for fees or any emoluments or income or compensation or any other moneys whatsoever.

7.4     The  Company  is  not  except  as  disclosed  herein  a  party  to  :-

(i) any agreement, arrangement or scheme (whether or not legally enforceable) for any payment in connection with retirement, death or disability to any person who is or has been a director, officer, or employee of the Company or a relative or dependent of such a person;

(ii) any agreement, arrangement or scheme (whether or not legally enforceable) for profit sharing or for the payment to employees or bonuses or incentive payments or the like;

(iii) any collective bargaining or procedural or other agreement with any trades union or similar association; or

(iv) any obligations or ex-gratia arrangements to pay pensions gratuities retirement annuities and benefits periodical sums or any compensation to any person.

8.     WARRANTIES  UNDERTAKINGS  COVENANTS  AND  INDEMNITIES
       -----------------------------------------------------

8.1 The Vendor hereby represent, undertake, warrant and covenant to the Purchaser in the terms set out in SCHEDULE 4

8.2 The amount of any claim for breach of the representations, warranties and undertakings contained in this Agreement must be proved by the Purchaser.

9.     DEFAULT  BY  VENDOR
       -------------------

If the Vendor shall otherwise than by reason of the default of the Purchaser fail to complete the transfer of the Ownership, to the Purchaser hereunder on the Completion Date or later date as agreed but in any event not later than 30th September 2003 except if the approvals from PRC authority cannot be obtained by 30th September 2003, further extension may be agreed by all parties. The Vendor shall forthwith (in addition and without prejudice to any other rights or remedies available to the Purchaser) return to the Purchaser, the deposit and all or any part of the Price paid by the Purchaser pursuant to Clause 3. The provisions hereof shall not preclude the Purchaser from obtaining an order for specific performance and/or damages in lieu of or in addition to the remedies provided herein.

10.     DEFAULT  BY  PURCHASER
        ----------------------

If the Purchaser shall otherwise than by reason of the default of Vendor fails to complete the purchase of the Ownership from Vendor hereunder on Completion, the Vendor shall be entitled to obtain an order for specific performance and/or damages in lieu of or in addition to the remedies provided herein.

11.  TERMINATION  BY  THE  PURCHASER
     -------------------------------

In addition to any other rights and remedies (under this Agreement or otherwise) which the Purchaser may have to terminate or rescind this Agreement, the Purchaser may, at its option, terminate this Agreement by notice in writing to the Vendor if :-

(a) the Vendor shall fail to complete the sale or transfer of Ownership in accordance with the terms of this Agreement, or

(b) the Vendor and/or the Company (or any of them) shall be in breach of Clauses 4, 6, 7 or 8 or any part thereof, or

(c) the Vendor and/or the Company (or any of them) being in material breach of any of the material obligations on their part or on the part of any of them under this Agreement, or

(d) any of the Vendor and/or the Company shall become bankrupt or go into liquidation (as the case may be) or shall commit any act of bankruptcy or any proceeding or resolution shall be passed for the winding up of the Company, or any of the Vendor and/or the Company shall otherwise become insolvent or unable to pay his debts, or a trustee in bankruptcy or receiver or liquidator or similar officer shall be appointed in respect of any of the Vendor and/or the Company and/or any of their assets, or any of the Vendor and/or the Company shall suffer his assets or any significant part thereof to be seized or levied on execution or other process or proceedings.

12.     TERMINATION  BY  THE  VENDOR
        ----------------------------

In addition to any other rights and remedies (under this Agreement or otherwise) which the Vendor may have to terminate or rescind this Agreement, the Vendor may, at their option, terminate this Agreement by notice in writing to the Purchaser if :-

(a) the Purchaser shall default in payment of the Price in accordance with Clause 3, or

(b) The Purchaser shall become bankrupt or commit any act of bankruptcy or go into liquidation (as the case may be) or shall otherwise become insolvent or a trustee in bankruptcy or similar officer shall be appointed in respect of the Purchaser or the Purchaser shall suffer his assets or any significant part thereof to be seized or levied on execution or other process or proceedings, or

(c) the Purchaser shall be in material breach of any material obligation under this Agreement and/or any other written agreement (if any) between the parties hereto then existing or subsisting.

13.     OTHER  PROVISIONS  ON  REMEDIES
        -------------------------------

Nothing in this Agreement precludes either the Vendor or the Purchaser from bringing an action and/or obtaining a decree for specific performance either in lieu of damages or in addition thereto.

14.  LIABILITIES  OF  THE  PARTIES
     -----------------------------

The obligations of the Vendor and the Company under this Agreement shall be joint and several, and accordingly, every obligation agreement, acknowledgement, representation, undertaking, warranty and/or covenant on the part of the Vendor and the Company jointly and severally.

15.     OBLIGATION  TO  PROCURE
        -----------------------

Where any party hereto is required under this Agreement to procure a particular matter or thing in relation to the Company, such obligation shall be deemed to include (but not limited to) an obligation to exercise his powers both as an owner (legal or beneficial) of the registered capital of the Company or any part thereof and (as the case may be) as the director of the Company.

16.     PROPER  LAW
        -----------

This Agreement for all purposes shall be governed by and construed in accordance with the laws of Hong Kong.

17.     SEVERABILITY
        ------------

Any part of this Agreement which may be held illegal, invalid or unenforceable shall be deemed to be severed from this Agreement and does not affect the legality, validity or enforceability of the rest of this Agreement.

18.     FURTHER  ASSURANCE
        ------------------

Each party hereto shall execute and perform, or procure the execution and performance of, such further documents and acts as may from time to time be required to make this Agreement fully and legally effective, binding and enforceable, or to perfect the intention of the parties hereto.

19.     NO  WAIVER
        ----------

No failure by any party hereto to insist upon the strict performance of any term or condition of this Agreement or to exercise any right or remedy consequent upon the breach thereof shall constitute a waiver of such breach or any subsequent breach of such term and condition of this Agreement. A breach, default, alteration or modification under or of this Agreement shall only be waived or effected in writing by the party against whom such alleged waiver, alteration or modification is sought to be enforced.

20.     CUMULATIVE  RIGHTS
        ------------------

All rights and remedies of the parties hereto under this Agreement are in addition to and without prejudice to each other and to all other rights and remedies available to them under any statute, at law or in equity.

21.     CONFIDENTIALITY
        ---------------

Each of parties hereto undertake to each other that they will not at any time hereafter use or divulge or communicate to any person other than to their respective officers or employees or solicitors/accountants whose province it is to know the same or on the instructions of the board of directors of the Company any confidential information concerning the business, accounts, finance or contractual arrangement or other dealings, transactions or affairs of the Company which may come to their knowledge and they shall use their best endeavors to prevent the publication or disclosure of any confidential information concerning such matters.

22.     SURVIVAL  OF  THE  PROVISIONS  OF  THIS  AGREEMENT
        --------------------------------------------------

All provisions of this Agreement shall, so far as they are capable of being performed or observed, continue in full force and effect notwithstanding completion except in respect of those matters then already performed or observed.

23.     ASSIGNABILITY
        -------------

This Agreement is personal to the parties hereto, and accordingly, unless the parties hereto shall otherwise agree in writing, none of the benefits or rights hereunder may be assigned.

24.     COSTS  AND  EXPENSES
        --------------------

24.1 Each party shall bear its own costs and expenses in connection with this Agreement and the transactions contemplated hereby except as otherwise provided herein.

24.2 All stamp duty and additional stamp duty chargeable on the instruments of transfer and contract notes mentioned in Clause 6 shall be borne by the Purchaser.

25.     NOTICES
        -------

Any notice required to be given hereunder may, without prejudice to other means of service, be given by telex or facsimile transmission or by sending the same through the post via pre-paid envelope (airmail in the case of an overseas address) addressed to the party concerned at his address above stated or any other address notified (and expressed to be so notified) to the other parties for the purposes of this Clause and any notice so given shall be deemed to have been served on the second (2nd) day after the day on which it is posted in the case of local mail or on the day of transmission if given by telex or facsimile transmission and on the fifth (5th) day after the day on which it is posted in the case of airmail. In proving service by mail it will be sufficient to prove that the envelope containing the notice was duly stamped, addressed and posted as aforesaid.

26.     INDEPENDENT  LEGAL  ADVICE
        --------------------------

     The Vendor expressly acknowledges that Messrs. Yuen & Partners is acting for the Purchaser only. The Vendor has been fully advised to seek independent legal advice and to seek independent professional advice to verify all matters set out in this Agreement.

27.     INTERPRETATION  AND  CONSTRUCTION
        ---------------------------------

27.1 The Schedules and Annexures (if any) hereto form part of this Agreement and shall have the same force and effect as if expressly set out in the body of this Agreement and any reference to this Agreement shall include the Schedules and Annexures hereto and any variation or supplement hereof.

27.2     Unless  the  context  otherwise  requires,  in  this  Agreement  :-

(a) reference to any legislation or subordinate legislation shall include any legislation or subordinate legislation which amends or replaces it;

(b) a body corporate shall be deemed to be associated with another body corporate if it is a holding company or a subsidiary of that other body corporate or a subsidiary of a holding company of that other body corporate; and

(c) words importing the singular number shall include the plural number and vice versa and words importing one gender shall include every other gender.

27.3 References to Recitals, Clauses, Schedules and Appendixes are to Recitals, Clauses, Schedules and Appendixes of this Agreement.

27.4 Headings and the index or table of contents are for convenience only and shall not affect the interpretation or construction of this Agreement in any way.

27.5     In  construing  this  Agreement:-

(a) the rule known as the ejusdem generis rule shall not apply and accordingly general words introduced by the word "other" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things; and

(b) general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words.

27.6 If any of the date or dates stipulated for payment herein or if the Completion Date shall otherwise fall on a day which is not a business day (defined as a day on which licensed banks are opened for business in Hong Kong) or shall fall on a day on which typhoon signal No.8 or above or Black rainstorm signal is hoisted in Hong Kong at any time during business hours such date or dates for payment or the Completion Date (as the case may be) shall automatically be postponed to the next business day.

27.7 The expressions "the Vendor" and/or "the Purchaser" wherever used shall (if the context so permits or requires) in the case of individuals include the persons specifically named and their executors and administrators and in the case of a company or corporation include the company or corporation specifically named and its successors and in the case of persons holding as tenants in common include the persons specifically named and any of them and their respective executors and administrators and in the case of the persons holding as joint tenants include the persons specifically named and the survivors or survivor of them and the executors and administrators of such survivor.

                                     ------

                                   SCHEDULE 1
                                   ----------

                                   (RECITAL C)

                                  THE PROPERTY


                 GUANGZHOU CITY VIEW BUS INSTALLATION CO., LTD.
                                 (             )




                                   SCHEDULE 2
                                   ----------

                                   (RECITA1 D)

                          BANK ACCOUNTS OF THE COMPANY
                          ----------------------------

Name  of  Bank               Account Number          Type of Account     Balance
--------------               --------------          ---------------     -------


                                       NIL


               BANK ACCOUNTS OF THE COMPANY'S SUBSIDIARY COMPANIES
               ---------------------------------------------------

Name  of  Bank               Account Number          Type of Account     Balance
--------------               --------------          ---------------     -------


                                       NIL




                                   SCHEDULE 3
                                   ----------

                                   (RECITAL D)

                       SUBSIDIARY COMPANIES OF THE COMPANY
                       -----------------------------------

Name                         Registered  Capital      Percentage  held  by  the
----                         -------------------      -------------------------
Company
-------


                                       NIL





                                   SCHEDULE 4
                                   ----------

REPRESENTATIONS UNDERTAKINGS WARRANTIES AND COVENANTS BY THE VENDOR UNDER CLAUSE
------------------------------------------------------------ -------------------
8

1.     CAPACITY  OF  THE  VENDOR
       -------------------------

1.1 The Vendor have the requisite power and authority to enter into and perform this Agreement.

1.2 This Agreement constitutes binding obligations of the Vendor in accordance with its terms.

1.3 The execution and delivery of, and the performance by the Vendor, of its obligations under, this Agreement will not result in a breach of any provision of the memorandum and/or articles of association of the Company,

1.4 The CO 1 is the beneficial owner of 23.8% of the Company capital and will throughout the subsistence of this Agreement remain free from all mortgages charges, liens, encumbrances, equities and any other adverse claims and interests.

1.5 The CO 2 is the beneficial owner of 66% of the Company capital and will throughout the subsistence of this Agreement remain free from all mortgages charges, liens, encumbrances, equities and any other adverse claims and interests.

2.     THE  EXISTING  OWNERSHIP
       ------------------------

2.1 No capital or loan capital has been issued or allotted, or agreed to be issued or allotted, by the Company since the Accounts Date.

2.2 Before completion and full repayment of the Price, the Company shall not in any way alter its capital (nominal, issued or otherwise) and shall not issue any capital and shall not, except pursuant to the terms and conditions of this Agreement, register any transfer of shares in the Company.

3.     THE  ACCOUNTS
       -------------

3.1 The Accounts are true and accurate in all respects and show a true and fair view of the financial position of the Company as at the date or period to which the Accounts relate and the Accounts accurately set out the assets and liabilities of the Company and the respective amounts thereof as at the date shown therein. The Accounts have been prepared in accordance with good accounting practices generally accepted and principles and consistently applied.

3.2     The  Accounts  as  at  the  Accounts  Date  :-

(i) comply with all requirements set out by relevant prevailing laws or regulations;

(ii)     are  accurate  in  all  respects;  and

(iii) have been prepared on a recognized and consistent basis and in accordance with generally accepted accounting principles and practices.

4.     CONTRACTS  AND  COMMITMENTS
       ---------------------------

          No threat or claim of default, under any agreement, instrument or arrangement to which the Vendor or the Company is a party has been made and is outstanding against it and there is nothing whereby any such agreement, instrument or arrangement may be prematurely terminated or rescinded by any other party.

5.     LITIGATION
       ----------

Save and except as disclosed, the Vendor or the Company is not engaged in any litigation or arbitration, administrative or criminal proceedings, whether as plaintiff, defendant or otherwise, and no litigation or arbitration, administrative or criminal proceedings by or against the Vendor or the Company are pending, threatened or expected and there is no fact or circumstance likely to give rise to any such litigation or arbitration, administrative or criminal proceedings or to any proceedings against the Vendor or the Company or any director of the Vendor or the Company in respect of any act or default for which the Company might be vicariously liable.

6.     TAX
       ---

     The Vendor or the Company has kept sufficient records relating to past events to calculate the tax liability or relief which would arise on any disposal or realization of any asset owned by the Company before completion.

7.     INSOLVENCY
       ----------

7.1 No receiver or other encumbrancer has been appointed of the whole or any part of the assets or undertaking of the Vendor or the Company.

7.2 No petition has been presented, no order made and no resolution passed or any other action taken for the winding-up or dissolution of the Vendor or the Company.

7.3 Save and except as disclosed, no unsatisfied judgment is outstanding against the Vendor or the Company.

8.     BOOKS  AND  RECORDS
       -------------------

The records, statutory books and books of account of the Company are and shall up to completion be duly entered up and maintained in accordance with all legal requirements applicable thereto and contain true, full and accurate records of all matters required to be dealt with therein and all such books and all records and documents (including documents of title) which are its property are and shall up to completion be in its possession or under its control and all accounts, documents and returns required to be delivered or made to any governmental authority have been and shall up to completion be duly and correctly delivered or made.

9.     COMPLIANCE  WITH  LEGAL  REQUIREMENTS
       -------------------------------------

(i) All corporate or other documents required to be filed or registered in respect of the Vendor or the Company with the Registrar of Companies in Hong Kong and PRC respectively in accordance with the relevant law have been duly filed as appropriate.

(ii) The statutory books and minute books of the Vendor or the Company have been properly written up and the Vendor or the Company has not received any application or request for rectification of the Register and compliance has been made with all other legal requirements concerning the Vendor or the Company and all issues of shares, debentures or other securities thereof.

(iii) Copies of the Memorandum and Articles of Association of the Vendor or the Company (having attached thereto copies of all such resolutions as are by law required to be attached thereto) have been supplied to the Purchaser and are complete and accurate in all respects and all legal and procedural requirements and other formalities concerning the said Memorandum and Articles of Association have been duly and properly complied with.

10.     MISCELLANEOUS
        -------------

(i) Since the Accounts Date the Company has carried on its business in the ordinary course so as to maintain the same as a going concern.

(ii) No alteration has been made to the Memorandum or Articles of Association of the Vendor or the Company which has not been disclosed to the Purchaser and (save as expressly provided therein) no such alteration will be made pending Completion without the prior written consent of the Purchaser.

(iii)     That  the  entire  issued  capital  of  the  Company  is  fully  paid.

(iv) All information relating to the Company and to the Vendor which is known or which would on reasonable enquiry be known to the Vendor and which would materially affect a purchaser or subscriber for value of shares of the Company has been disclosed to the Purchaser.

                                   APPENDIX 1
                                   ----------

                               MANAGEMENT ACCOUNTS
                               -------------------

                                   APPENDIX 2
                                   ----------

                             RESIGNATION AS DIRECTOR
                             -----------------------

Date:

To  :     The  Directors
     Guangzhou City View Bus Installation Co., Ltd.
     (            )
         158 302

I hereby resign with effect from the date hereof as a director of Guangzhou City
View  Bus  Installation  Co.,  Ltd.  (             ) (the "Company") and confirm
that:

1. I have no claim outstanding against the Company, whether for compensation for loss of office or otherwise howsoever; and

2. there is no agreement or arrangement outstanding under which the Company has or could have any obligation to me.

SIGNED  By                    )
                              )
in  the  presence  of:        )


***************************************************************************
                            RESIGNATION AS SECRETARY
                            ------------------------

Date:

To  :     The  Directors
     Guangzhou City View Bus Installation Co., Ltd.
(            )
              158 302

I  /  We  hereby  resign  with  effect  from  the  date hereof as a Secretary of
Guangzhou  City  View Bus Installation Co., Ltd. (             ) (the "Company")
and  confirm  that:

1. I / We have no claim outstanding against the Company, whether for compensation for loss of office or otherwise howsoever; and

2. there is no agreement or arrangement outstanding under which the Company has or could have any obligation to me us.

SIGNED  By                    )
                              )
in  the  presence  of:        )


As witness the hands of the parties hereto the day and year first above written.

SIGNED  BY  MING  HUA  ENVIRONMENTAL     )
PROTECTION  SCIENCE  AND  TECHNOLOGY     )
LIMITED  by  its  director               )
                                         )
(Holder  of                              )
No.     )  in  the  presence  of  :-     )






SIGNED  BY  GOOD  VIEW  BUS                     )
MANUFACTURING  (HOLDINGS)  COMPANY              )
LIMITED  by  its  director,  KOK  SIN  KEUNG    )
(Holder  of  Hong  Kong  Identity  Card         )
No.A993367(3))  in  the  presence  of  :-       )






SIGNED  BY  EAGLE  BUS  DEVELOPMENT              )
LIMITED  by  its  director,  KOK  SIN  KEUNG     )
(Holder  of  Hong  Kong  Identity  Card          )
No.A993367(3))  in  the  presence  of  :-        )







SIGNED  BY  KOK  SIN  KEUNG                     )
(Holder  of  Hong  Kong  Identity  Card         )
No.A993367(3))  in  the  presence  of  :-       )

RECEIVED  before  the  day  and  year  first  above        )
                                                           )
written  of  and  from  the  Purchaser  the  sum  of       )
                                                           )
RENMINBI  TWO  MILLION  ONLY                               )
RMB  2,000,000.00                                          )
being  the  consideration  as  above  mentioned            )
                                                           )
                                        Good  View  Bus  Manufacturing
                                        (Holdings)  Company  Limited
WITNESS  to  the  signature  only  :-










RECEIVED  before  the  day  and  year  first  above         )
                                                            )
written  of  and  from  the  Purchaser  the  sum  of        )
                                                            )
RENMINBI  SIX  MILLION  ONLY                                )
  RMB  6,000,000.00                                         )
being  the  consideration  as  above  mentioned             )
                                                            )

Eagle  Bus  Development  Limited

WITNESS  to  the  signature  only  :-

EXHIBIT 10.2



                                 LOAN AGREEMENT

     THIS  LOAN  AGREEMENT (this "Agreement") is made and entered into as of the
                                  ---------
17th day of March, 2003, by and among Minghua Group International Holdings Limited, a New York corporation (the "Company") and Kingsrich Development
                                            -------
Limited,  a  BVI  corporation  (the  "Purchaser").
                                      ---------

                                R E C I T A L S:

     WHEREAS, the Purchaser will make a loan or loans (the "Loan") to the Company in the total amount of THREE MILLION ONE HUNDRED AND TWENTY EIGHT THOUSAND AND TWO HUNDRED AND TWENTY FIVE DOLLARS ($3,128,225);

     NOW, THEREFORE, in consideration of the Loan, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

                                    ARTICLE I
                                  DEFINITIONS

     Unless the context requires otherwise, capitalized terms used in this Agreement shall have the meaning set forth in the Glossary in Article XVII of this Agreement.

                                   ARTICLE II
                   THE NOTE AND REGISTRATION RIGHTS AGREEMENT

(a)     The  Note.  Purchase  and  Sale  of  the Note.  Subject to the terms and
        ---------------------------------------------
conditions hereof, the Company hereby issues and sells to the Purchaser and the Purchaser hereby purchases from the Company a note in substantially the form attached hereto as Exhibit A (the "Note")in the principal amount of THREE
                      -------------------------
MILLION ONE HUNDRED AND TWENTY EIGHT THOUSAND AND TWO HUNDRED AND TWENTY FIVE DOLLARS ($3,128,225).

2.2.     Registration Rights Agreement.  Concurrently with the execution of this
         -----------------------------
Agreement, the Purchaser and the Company, shall execute a registration rights agreement (the "Registration Rights Agreement") in the form of Exhibit B, in
                                                                   ---------
which the Company and the Purchaser agree to the terms and conditions of, and their rights and obligations with respect to, the registration of shares of Common Stock which the Purchaser may receive pursuant to the Note under applicable federal and state securities laws.
ARTICLE III
                                  THE CLOSING

3.1.     Closing. Subject to  the  terms  and  conditions of this Agreement, the
         --------
closing  of  the  Loan  (the  "Closing")  shall  occur  at the offices of Yuen &
Partners, 10/F Chiyu Bank Building, 78 Des Voeux Road, Hong Kong at 10:00 AM local time on March 17, 2003 (the "Closing Date"), or at such other place and time as the parties hereto may mutually agree in writing.

3.2. Issuance of the Note; Payment of Purchase Price. At the Closing, the Company shall deliver to the Purchaser a Note, duly executed in the name of such Purchaser representing the principal amount of THREE MILLION ONE HUNDRED AND TWENTY EIGHT THOUSAND AND TWO HUNDRED AND TWENTY FIVE DOLLARS ($3,128,225) and the Purchaser shall deliver to the Company the Purchase Price for such Note in immediately available funds by wire transfer in accordance with the Company's instructions.

                                   ARTICLE IV
             CONDITIONS TO THE OBLIGATION OF THE PURCHASER TO CLOSE

     The obligation of the Purchaser to perform any obligations hereunder shall be subject to the satisfaction, as reasonably determined by the Purchaser, of the following conditions on or before the Closing Date:

4.1.     Representations  and Warranties.  The representations and warranties of
         -------------------------------
the Company contained in Article VI of this Agreement shall be true, correct and complete in all respects on and as of the Closing Date as if made on and as of such date.

4.2.     Compliance with this Agreement.  The Company shall have performed and
         ------------------------------
complied in all respects with all of the agreements, covenants, and conditions set forth in this Agreement and the Registration Rights Agreement that are required to be performed or complied with by the Company on or before the Closing Date.

4.3.     Transaction Documents.  The Purchaser shall have received true,
         ---------------------
complete and correct copies of this Agreement and the Registration Rights Agreement, and such other documents as they may reasonably request in connection with the transactions contemplated in this Agreement and the Registration Rights Agreement, all in form and substance reasonably satisfactory to the Purchaser.

4.4.     Purchase Permitted by Applicable Laws.  The purchase of and payment for
         -------------------------------------
the Note to be purchased by the Purchaser hereunder and the consummation of the transactions contemplated hereby shall not be prohibited by any Applicable Laws.

4.5.     Consents and Approvals.   All consents, exemptions, authorizations or
         ----------------------
other actions by, or notices to, or filings with, Governmental Authorities and other Persons in respect of all Applicable Laws and with respect to contracts or agreements of the Company required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement and the Registration Rights Agreements shall have been obtained and be in full force and effect, and the Purchaser shall have been furnished with appropriate evidence thereof, if so requested, and all waiting periods shall have lapsed without extension or the imposition of any conditions or restrictions.

4.6.     No  Material  Adverse  Change.   Except  as  set forth in Schedule 4.6,
         -----------------------------
There shall not have occurred any material adverse change in the Company's business, assets, liabilities, financial condition, results of operation or prospects since (i) the most recent audited financial statements or (ii) the Interim Financial Statements (as defined below), copies of which audited financial statements or Interim Financial Statements have been furnished to the Purchaser.

4.7.     No Material Suit, Judgment or Order.   Except as set forth in Schedule
         -----------------------------------
4.7, there shall not be any pending suit or proceeding before, or judgment or order of, a court of competent jurisdiction or any ruling of any agency of the federal or any state or local government which, in the judgment of the Purchaser, would prohibit the delivery of the Note and/or the Note Shares or subject the Purchaser to any penalty if the Note or the Note Shares were to be delivered hereunder

4.8.     Inspection of Corporate Documents.   The Purchaser shall have been
         ---------------------------------
given access to the minute books and other books and records of the Company for inspection.

                                    ARTICLE V
              CONDITIONS TO THE OBLIGATION OF THE COMPANY TO CLOSE

     The obligations of the Company to issue and sell the Note to the Purchaser and to perform its other obligations hereunder shall be subject to the satisfaction, as reasonably determined by the Company, of the following conditions on or before the Closing Date:

5.1.     Payment  of  Purchase  Price.  The  Purchasers  shall  have paid to the
         ----------------------------
Company by wire transfer of immediately available funds the amount of THREE MILLION ONE HUNDRED AND TWENTY EIGHT THOUSAND AND TWO HUNDRED AND TWENTY FIVE DOLLARS ($3,128,225).

5.2.     Representations and Warranties.  The representations and warranties of
         ------------------------------
the Purchaser contained in Article VII hereof shall be true, correct and complete on and as of the Closing Date as if made on and as of such date.

5.3.      Compliance with this Agreement.  The Purchaser shall have performed
          ------------------------------
and complied in all respects with all of his agreements, covenants, and conditions set forth or contemplated herein that are required to be performed or complied with by such Purchaser on or before the Closing Date.

5.4.     Issuance Permitted by Applicable Laws.  The issuance of the Note to be
         -------------------------------------
issued by the Company hereunder and the consummation of the transactions contemplated hereby shall not be prohibited by any Applicable Law.

                                   ARTICLE VI
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to the Purchasers that, except as set forth in Schedule 6attached hereto (the "Disclosure Schedule"), the following statements are true and correct as of the date hereof and as of the Closing Date as if made on such date:

6.1.     Organization  and Good Standing.  The Company (i) is a corporation duly
         -------------------------------
organized, validly existing, authorized to exercise all of its corporate powers, rights and privileges, and in good standing under the laws of the State of New York, (ii) has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted and possesses all business licenses, franchises, and other governmental requirements material to the conduct of its business currently, (iii) has all requisite corporate power to enter into this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated hereby and thereby, and (iv) is duly qualified as a foreign corporation to do business and is in good standing wherever necessary to carry on its present business and operations except where the failure to be so qualified would not be expected to have a Material Adverse Effect.

6.2.     Authorization.  The execution, delivery and performance of this
         -------------
Agreement and of the Registration Rights Agreement, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all necessary corporate action on the part of the Company.

6.3.     Due Execution and Delivery; Binding Obligations.  This Agreement and
         -----------------------------------------------
the Registration Rights Agreement have been duly executed and delivered by the Company. This Agreement and the Registration Rights Agreement are, and at the time of the Closing Date will be, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting creditors' rights generally and except that equitable remedies may not in all cases be available (regardless of whether enforceability is considered in a proceeding at law or in equity).

6.4.     No Violation.  The execution, delivery and performance by the Company
         ------------
of the Agreement and the Registration Rights Agreement, and the consummation of the transactions contemplated hereby and thereby do not violate (i) the articles of incorporation or bylaws of the Company, (ii) any law, rule, regulation or ordinance applicable to the Company, the violation of which would be likely to have a Material Adverse Effect, (iii) any order, ruling, judgment or decree of any court or other governmental agency binding on the Company, or (iv) any term of any contract, indenture, mortgage, lease, agreement or instrument to which the Company is a party, the violation of which would be likely to have a Material Adverse Effect.

6.5.     Required Consents.  No consent, approval, order or authorization of, or
         -----------------
registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority or any other person or entity, on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement, except for such qualifications or filings under applicable federal and state securities laws as may be required in connection with the transactions contemplated by the Agreement or the Registration Rights Agreement, which qualification or filings will be made on a timely basis.

6.6.     Validity and Issuance of the Note Shares.  The Note Shares, when issued
         -----------------------------------------
and delivered in accordance with the terms and conditions of the Note, will be duly and validly issued, fully paid and non-assessable. The Company has duly and validly reserved, and will at all times during which the Note may be converted, reserve adequate shares of its Common Stock to permit full conversion of the Note. The Note Shares are not subject to any preemptive rights or rights of first refusal.

6.7.     Compliance with Applicable Laws.  The Company has been, and is, in
         -------------------------------
compliance with, and is not in violation of the terms of any Applicable Law, the violation of which would be likely to have a Material Adverse Effect.

6.8.     Pending or Threatened Litigation.  Except as set forth in Schedule 6.8,
         --------------------------------
there are no litigation, claims, suits, actions, investigations, indictments or informations, proceedings or arbitrations, grievances or other procedures (including grand jury investigations, actions or proceedings), or product liability and workers' compensation suits, actions or proceedings pending, or to the Company's knowledge, threatened, before any court, commission, arbitration tribunal, or judicial, governmental or administrative department, body, agency administrator or official, grand jury, or any other forum for the resolution of grievances, against the Company or involving any of its properties or business. Further, there are no judgments, orders, writs, injunctions, decrees, indictments or informations, grand jury subpoenas or civil investigative demands, plea agreements, stipulations or awards (whether rendered by a court, commission, arbitration tribunal or judicial, governmental or administrative department, body, agency administrator or official, grand jury or any other form for the resolution of grievances) against or relating to the Company or involving any of its property or business. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company presently intends to initiate.

6.9.     Properties; Title; Liens and Encumbrances.  The Company owns or leases
         -----------------------------------------
all properties as are necessary to its operations as now conducted. The Company holds its leased properties under valid and binding leases and the Company is currently in compliance with the terms of those leases. Except as set forth in
Schedule 6.9, the Company has good and valid title to all of its properties and assets, subject to no mortgage, pledge, lien, security interest, conditional sale agreement, encumbrance or charge except as reflected in its Financial Statements. All of the Company's tangible assets and properties are in satisfactory condition and repair for the requirements of the Company's business as presently conducted and as contemplated to be conducted.

6.10.     No Defaults or Conflicts.  The Company is not in violation of any term
          ------------------------
or provision of its articles of incorporation or bylaws, or any term or provision of any indebtedness, mortgage, indenture, material contract or material agreement or judgment to which the Company is a party, by which it is bound in any respect or under which it has any rights.

6.11.     Securities Act.  The issuance of the Notes and the Note Shares
          --------------
contemplated by this Agreement and the Registration Rights Agreement constitute transactions exempt from the registration requirements of the Securities Act and the securities acts and laws of any other applicable jurisdictions. The Company will use its best efforts to ensure that the issuance of the Common Stock contemplated by this Agreement and the Registration Rights Agreement, including but not limited to, the issuance of the Note Shares,s, will constitute transactions exempt from the registration requirements of the Securities Act and the securities acts and laws of any other applicable jurisdictions.

6.12.     Brokers and Finders.  The Company has not incurred and will not incur,
          -------------------
directly or indirectly, any liability for any brokerage or finders' fees or agents commissions or any similar charges in connection with this Agreement or the Registration Rights Agreement or any transactions contemplated hereby or thereby.

6.13.     Private Offering; Offshore Offering.  No form of general solicitation
          -----------------------------------
or general advertising was used by the Company or its representatives in connection with the offer or sale of the Note. The Note is issued, and the Note Shares will be issued, without compliance with the registration requirements of the Securities Act in reliance upon the exemption from registration afforded by
Section 4(2) and/or Regulation S thereof.


                                  ARTICLE VII
                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     Each Purchaser hereby represents and warrants that the following statements are true and correct as of the date hereof and as of the Closing Date as if made on such date:

7.1.     Authorization.  With  the  exception  of  such  filings  which  may  be
         -------------
required under the Securities Act, the Purchaser has full legal right, power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement, without the consent or approval of any other person, firm, governmental agency or other legal entity. With the exception of such filings which may be required under the Securities Act, all action on the part of the Purchaser under this Agreement and the Registration Rights Agreement has been taken. The execution and delivery of this Agreement and the Registration Rights Agreement and the performance by the Purchaser of his obligations hereunder and thereunder do not and will not contravene or conflict with any material agreement to which the Purchaser is a party or by which he is bound or constitute a default thereunder, or result in the creation or imposition of any Lien, charge, security interest or encumbrance of any nature upon any of the property or assets of the Purchaser pursuant to the terms of any such agreement or instrument. With the possible exception of the Securities Act, the execution and delivery of this Agreement and the Registration Rights Agreement and the performance by the Purchaser of his obligations hereunder and thereunder will not violate any provision of law or any applicable judgment, ordinance, regulation or order of any court or governmental agency to which the Purchaser is subject.

7.2.     Validity and Binding Effect.  This Agreement, the Registration Rights
         ---------------------------
Agreement, and any other document executed and delivered by the Purchaser in connection herewith or therewith are the legal, valid and binding obligations of the Purchaser, enforceable against him in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting creditors' rights generally and except that equitable remedies may not in all cases be available (regardless of whether enforceability is considered in a proceeding at law or in equity).

7.3.     Brokers and Finders.  The Purchaser has not retained any investment
         -------------------
banker, broker, or finder in connection with the transactions contemplated by this Agreement or the Registration Rights Agreement.

7.4.     Non-Public Offering, Non-US Person Representation.  The Purchaser
         -------------------------------------------------
acknowledges that the Note and the Note Shares to be issued in accordance to the Agreement and the Registration Rights Agreement are and will be issued by the Company without registration under the Securities Act in reliance upon exemptions therefrom afforded by Section 4(2) and/or Regulation S thereof. The Purchaser further acknowledges that the Company is relying upon the certain of his representations in claiming and relying upon such exemptions. Accordingly, this Agreement is made with the Purchaser in reliance upon his representation to the Company, which by the Purchaser's execution of this Agreement the Purchaser hereby confirms, that the Note and the Note Shares to be received (or possibly to be received) by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Note and the Note Shares other than in compliance with the Securities Act and applicable state securities laws, and that the Purchaser is a national and resident of the People's Republic of China and is not a "US Person" as that term is defined in Section 902(k) of the Securities Act.

7.5.     Accredited Investor.  The Purchaser is an "accredited investor" within
         -------------------
the meaning of Regulation D of the rules and regulations promulgated under the Securities Act.

7.6.     Acknowledgement of Access to Information.  The Purchaser acknowledges
         ----------------------------------------
that he and/or his professional advisers have been given access to management of the Company in order to ask questions and receive information about the Company and its current business and future business plans, and have been given access to those books and records of the Company which he and/or they have deemed to be necessary or relevant to the transactions contemplated by this Agreement and the Registration Rights Agreement and to evaluate an investment decision with respect to the Note.

                                  ARTICLE VIII
                                 INDEMNIFICATION

8.1.     Indemnification.  In  addition  to  all  other  sums  due  hereunder or
         ---------------
provided for in this Agreement or the Registration Rights Agreement, the Company shall indemnify and hold harmless the Purchaser (the "Indemnified Party") to the fullest extent permitted by law, from and against any and all Losses, resulting from or arising out of any breach of any representation or warranty, or any breach of any covenant or agreement of the Company in this Agreement or the Registration Rights Agreement or any legal, administrative or other actions (including actions brought by the Company or any equity holders of the Company or derivative actions brought by any Person claiming through or in the Company's name), proceedings or investigations (whether formal or informal), based upon, relating to or arising out of this Agreement or the Registration Rights Agreement or the transactions contemplated hereby or thereby, or the Indemnified Party's role therein or in the transactions contemplated hereby or thereby; provided that the Company shall not be liable under this Section 8.1 to the
 -------
Indemnified Party: (i) for any amount paid in settlement of claims without the Company's prior written consent, or (ii) to the extent that it is determined that such Losses were attributable to the breach by such Indemnified Party of any representation, warranty, covenant or other agreement of such Indemnified Party contained in this Agreement or the Registration Rights Agreement; and provided, further, that if and to the extent that such indemnification is
--------   -------
unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such Losses which shall be permissible under applicable laws. In connection with the obligation of the Company to indemnify for expenses as set forth above, the Company further agrees, upon presentation of appropriate invoices containing reasonable detail, to reimburse the Indemnified Party for all such reasonable expenses (including reasonable fees, disbursements and other charges of counsel) as they are incurred by such Indemnified Party; provided that if an Indemnified Party is reimbursed hereunder
                   --------
for any expenses, such reimbursement of expenses shall be refunded to the Company to the extent it is judicially determined that the Losses in question were attributable to the breach by the Indemnified Party of any representation, warranty, covenant or other agreement of such Indemnified Party contained in this Agreement or the Registration Rights Agreement.

8.2.     Notification.  The Indemnified Party shall, promptly after the receipt
         ------------
of notice of the commencement of any action, investigation, claim or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Company, notify the Company in writing of the commencement thereof. The omission of the Indemnified Party so to notify the Company of any such action shall not relieve the Company from any liability which it may have to such Indemnified Party (i) other than pursuant to this Article VIII or (ii) under this Article VIII unless, and only to the extent that, such omission results in the Company's forfeiture of substantive rights or defenses or the Company is otherwise irrevocably prejudiced in defending such proceeding. In case any such action, claim or other proceeding shall be brought against the Indemnified Party and he shall notify the Company of the commencement thereof, the Company shall be entitled to assume the defense thereof at its own expense, with counsel reasonably satisfactory to the Indemnified Party; provided, that
                                                               ---------
the Indemnified Party may, at his own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action, claim or proceeding in which both the Company, on the one hand, and the Indemnified Party, on the other hand, is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the Company's expense and to control his own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Company, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable. The Company agrees that it will not, without the prior affirmative written consent of the Purchaser, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if the Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent (i) includes an unconditional release of the Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding, (ii) does not contain any factual or legal admission by or with respect to the Indemnified Party or
(iii) does not contain any adverse statement with respect to the character, professionalism, due care, loyalty, expertise or reputation of the Indemnified Party. The Company shall not be liable for any settlement of any claim, action or proceeding effected against an Indemnified Party without the prior written consent of the Company. The rights accorded to Indemnified Party hereunder shall be in addition to any rights that the Indemnified Party may have at common law, by separate agreement or otherwise.

                                   ARTICLE IX
                              DEFAULT AND REMEDIES

9.1.     Events  of  Default.  The  occurrence  of  any  of  the following shall
         -------------------
constitute  an  Event  of  Default  hereunder:
(a) Default in the payment when due of any portion of the principal amount of the indebtedness evidenced by the Note, or default in the payment when due of any interest on the indebtedness evidenced by the Note or any other amounts due under this Agreement or the Registration Rights Agreement;
(b) Any representation or warranty made by the Company under, relating to or in connection with this Agreement or the Registration Rights Agreement shall be false or misleading when made;
(c) Default in the performance of any covenant or agreement of the Company hereunder;
(d) The Company files a petition for relief under any Bankruptcy Law or a court of competent jurisdiction enters an order for relief against the Company under any Bankruptcy Law, appoints a Custodian of the Company or for all or substantially all of its assets, or orders the liquidation of the Company, files any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for the Company under any federal, state or other statute relating to bankruptcy, insolvency or other similar relief for debtors, or shall seek, consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the assets of the Company, or a creditor of the Company shall file an involuntary bankruptcy petition against the Company, or shall make a general assignment for the benefit of creditors, and the Company shall fail to negate the effect of any such action or proceeding not initiated by the Company (whether by dismissal of proceedings, a stay, discharge of trustees or receiver or otherwise) within sixty (60) days from and after the occurrence thereof;
(e) The initiation of suit or any foreclosure action by any creditor of the Company to enforce or collect upon any indebtedness or obligation of the Company to the extent that (i) such creditor is reasonably expected to prevail in such suit or action and (ii) such suit or action is reasonably expected to have a Material Adverse Effect on the Company's ability to comply with the terms and conditions of the Notes or comply with and fulfill all the terms and provisions of this Agreement and the Registration Rights Agreement;
(f) The Company is unable to, or admits in writing its inability to, pay its Debt as it becomes due;
(g)     The Company defaults under any Security Agreement; or
(h)     A Company Sale.
Notwithstanding the foregoing, an Event of Default shall not be considered to have occurred under (i) paragraph (a) above unless and until the Company fails to cure such event within 10 calendar days after receipt of written notice of such default, or (ii) paragraph (c) or (g) above unless and until the Company fails to cure such event within 15 calendar days, or such longer cure period as granted in writing by the Purchaser, after receipt of written notice of default or, in the case of a non-monetary default that cannot reasonably be cured within 15 calendar days, the Company fails to both commence a commercially reasonable cure of such event promptly upon receipt of the default notice and diligently pursue such cure to completion within 30 days.

9.2.     Remedies.  Upon  the  occurrence  of  any Event of Default described in
         --------
this Article IX, the Purchaser may declare the entire principal and unpaid accrued interest of the Note as well as any and all other indebtedness of the Company to the Purchaser to be immediately due and payable in full. Upon the occurrence of any Event of Default and the election of the Purchaser to declare the entire principal and unpaid accrued interest of the Note as well as any and all other indebtedness of the Company to the Purchaser immediately due and payable in full, the Purchaser shall be immediately entitled to exercise any and all rights and remedies possessed by the Purchaser pursuant to the terms of this Agreement or the Registration Rights Agreement or under applicable law, either by suit in equity or by action at law, or both, whether for collection of payments of principal or interest or to enforce specific performance of any covenant or other agreement contained herein or in the Registration Rights Agreement.

9.3.     Remedies Cumulative; No Waiver.  No right, power or remedy conferred
         ------------------------------
upon or reserved to the Purchaser by this Agreement, or the Registration Rights Agreement is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, now or hereafter existing at law, in equity or by statute. No delay or omission by the Purchaser to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Agreement or the Registration Rights Agreement to the Purchaser may be exercised from time to time and as often as may be deemed expedient by the Purchaser. No waiver of any Default or Event of Default shall be construed as a waiver of subsequent or other Defaults or Events of Default.

9.4.     Proceeds of Remedies.  Any or all proceeds resulting from the exercise
         --------------------
of any or all of the foregoing remedies shall be applied as follows:
(a) First, to the payment of all reasonable fees, costs and expenses incident to the enforcement of this Agreement and the Registration Rights Agreement and the liens and security interests created hereby and thereby;
(b) Second, to the payment or prepayment of accrued interest remaining unpaid on the Note;
(c) Third, to the payment or prepayment of principal remaining unpaid on the Notes; and
(d) Fourth, the remainder, if any, shall be paid to the Company or such other Person or Persons as may be legally entitled thereto.

                                    ARTICLE X
                                  TERMINATION

     This  Agreement  shall remain in full force and effect until the earlier of
(i) the payment in full by the Company of all amounts owed to the Purchaser under this Agreement and the Note or (ii) the conversion of the Note in accordance with the terms thereof; provided, however, that Article VIII of this
                                    --------  -------
Agreement shall survive until the fifth anniversary of the Closing Date, notwithstanding any termination of this Agreement
ARTICLE XI
                                   MISCELLANEOUS

11.1.     Survival  of  Representations  and  Warranties.  All  of  the
          ----------------------------------------------
representations and warranties made herein by the Company shall survive the execution and delivery of this Agreement until the fifth anniversary of the Closing Date, notwithstanding any investigation by or on behalf of the Purchaser, acceptance of the Notes and payment therefor, or any termination of this Agreement.

11.2.     Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
and be binding upon the successors and permitted assigns of the parties hereto. The Purchaser shall not assign any of his rights under this Agreement without the prior written consent of the Company. The Company shall not assign any of its rights and/or obligations under this Agreement without the prior affirmative written consent of the Purchaser.

11.3.     Severability.  If any one or more of the provisions contained herein
          ------------
or the application thereof to any person or in any circumstance shall be held invalid, illegal or unenforceable in any respect for any reason, the remainder of this Agreement and the Registration Rights Agreements and the application of such provisions to other persons or circumstances shall not be affected thereby nor shall the validity and enforceability thereof be affected.

11.4.     Article and Section Headings.  Numbered and titled article and section
          ----------------------------
headings are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

11.5.     Notices.  All notices, demands and other communications which are
          -------
required to be given pursuant to this Agreement shall be made in writing and shall be (a) delivered by certified mail, return receipt requested, first class postage prepaid, (b) sent by overnight express or similarly recognized overnight delivery with receipt acknowledged or (c) by facsimile, with a copy thereof sent by one of the other means. Notices shall be deemed to have been given at the time delivered and shall be addressed as set forth below the signatures of the Company and the Purchaser or to such other address as a party may designate by proper notice hereunder.

11.6.     Counterparts.  This Agreement may be executed in multiple originals or
          ------------
counterparts, each of which shall be deemed an original and all or which when taken together shall constitute but one and the same instrument.

11.7.     Governing Law.  This Agreement shall be construed in accordance with
          -------------
and enforced under the internal laws of the State of New York, without regard to the conflict of laws principles of such state.


11.8.  Waiver.  The  Company  hereby  waives presentment and demand for payment,
       ------
notice of dishonor, protest and notice of protest of any Note executed pursuant to this Agreement.

11.9.     Remedies  Cumulative.  No  reasonable  failure or delay on the part of
          --------------------
the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at law, in equity or otherwise.

11.10.     Determinations,  Requests  or Consents.  Any amendment, supplement or
           --------------------------------------
modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure of the Company from the terms of any provision of this Agreement, shall be effective (i) only if it is made or given in writing and signed by the Company and the Purchaser and (ii) only in the specific instance and for the specific purpose for which made or given; provided, however, that no modification of or to any provision of this Agreement relating to the interest rate of the Note, the date of maturity of the Note, and/or the principal amount due under the Note shall be effective without the express written consent of the Purchaser and, even then, will only be effective in the specific instance and for the specific purpose for which it is made or given.

11.11.     Rules of Construction.  This Agreement has been negotiated by the
           ---------------------
parties and must be fairly interpreted in accordance with its terms and without any strict construction in favor of or against any party. Words of inclusion must not be construed as terms of limitation when used in this Agreement, so for example references to "including," "include" or "includes" are regarded as non-exclusive, non-characterizing illustrations. The word "or" must be construed in a non-exclusive sense. All references to Articles, Sections and Schedules are deemed to be references to Articles and Sections of and Schedules to, this Agreement unless the context otherwise requires. The Schedules hereto are incorporated herein as if fully set forth herein. Defined terms herein apply equally to both the plural and singular forms of the terms defined. Whenever the context may require, any pronoun includes the corresponding masculine, feminine and neuter forms. Any reference in this Agreement to a "day" or a number of "days" (without the explicit qualification of "business") is a reference to a calendar day or a number of calendar days. If any action or notice is to occur on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice may be deferred until the next Business Day. The term "party" as used herein refers to the parties to this Agreement.

11.12.     Entire Agreement.  This Agreement, together with any exhibits and
           ----------------
schedules hereto, and the Registration Rights Agreements, together with any exhibits and schedules thereto, are intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with any exhibits and schedules hereto, and the Registration Rights Agreements, together with any exhibits and schedules thereto, supersede all prior agreements and understandings between the parties with respect to such subject matter.

11.13.     Further Assurances.  Each of the parties shall execute such documents
           ------------------
and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations, or other actions by, or giving any notices to, or making any filings with, any federal, state, or local governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement or the Registration Rights Agreements..

                                  ARTICLE XII
                                     GLOSSARY

     Unless the context otherwise requires, the terms hereinafter set forth when used herein shall have the following meanings and the following definitions shall be equally applicable to both the singular and plural forms of any of the terms herein defined:
 "Agreement"  means  this  Loan  Agreement.
  ---------

"Applicable  Laws"  means  any  federal,  state  or  local  statute,  law, rule,
 ----------------
regulation  or  ordinance  applicable to the Company or its business, including,
 -------
without limitation, laws relating to franchise, building, zoning, health, sanitation, safety or labor relations, and any order, ruling, judgment or decree of any court or Governmental Authority which is binding on the Company or its properties.

"Bankruptcy  Law"  means Title 11, U.S. Code or any similar federal or state law
 ---------------
for  the  relief  of  debtors.

"Business  Day"  means  any  day other than a Saturday, Sunday or a day on which
 -------------
commercial banking institutions in the City of New York, State of New York ard authorized or required by law or executive order to be closed.

"Closing"  shall  have  the  meaning  specified  in  Article  III.
 -------                                             ------------

"Closing  Date"  shall  have  the  meaning  specified  in  Article  III.
 -------------                                             ------------

"Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
 ----

"Common Stock" means the common stock of the Company, $0.01 par value per share.
 ------------

"Company"  means  Minghua  Group  International  Holdings  Limited.,  a New York
 -------
corporation.

"Company Sale" means (i) a liquidation, dissolution or winding up of the Company
 ------------
(including, but not limited to, a liquidation and dissolution following the sale of all or substantially all of the assets of the Company), (ii) a sale, merger or consolidation involving the Company (other than a merger or consolidation in which persons who, immediately prior to the closing of such transaction, were holders of a majority of the outstanding voting stock, hold, immediately after such transaction, voting securities of the surviving entity having in excess of fifty percent (50%) of the voting power of the surviving entity), or (iii) a sale or liquidation of all or substantially all of the Company's assets.

 "Debt" means:  (i) debt created, issued, incurred or assumed by the Company for
  ----
borrowed money (whether by loan or the issuance or sale of debt securities) whether or not recourse is limited to specific assets of the Company, (ii) obligations of the Company to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable arising in the ordinary course of business, (iii) obligations of any other Person secured by a lien on the property of the Company, (iv) reimbursement obligations of the Company in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of the Company, (v) obligations of the Company under capitalized leases, and (vi) obligations of the Company as the guarantor of payment or performance of the obligations of any other Person.

"Default"  means  any  event  which is, or after notice or lapse of time or both
 -------
would  be,  an  Event.

"Event  of  Default"  shall  have  the  meaning  specified  in  Section  9.1.
 ------------------                                             ------------
 "GAAP"  means United States generally accepted accounting principles applied on
  ----
a  consistent  basis.

"Governmental  Authority"  means  any  federal, state, local or foreign court or
 -----------------------
governmental  agency,  authority,  instrumentality  or  regulatory  body.

 "Knowledge"  shall  mean actual knowledge of the person (if, for an individual)
  ---------
or the officers and directors (if, for a corporation) and such knowledge that a reasonable person or corporation would obtain with reasonable inquiry.

"Lien"  means any lien, pledge, mortgage, claim, covenant, restriction, security
 ----
interest, charger or encumbrance of any kind, including the interest of a lessor under a capital lease obligation having substantially the same effect.

"Loan"  shall  have  the  meaning  set  forth in the recitals of this Agreement.
 ----
"Loan  Agreement"  shall  have  the  meaning  set  forth in the preamble of this
                                                                --------
Agreement.

"Loss"  means  any  and  all  liabilities,  losses,  damages,  actions,  suits,
 ----
proceedings, claims, demands, assessments, fines, penalties, judgments, fees, costs and expenses (including reasonable accountants' and attorneys' fees), of every nature and character.

"Material Adverse Effect" means, with respect to the Company, a material adverse
 -----------------------
effect on the condition (financial or otherwise), business, results of operations, prospects or properties of the Company.

"  "Note"  shall  have  the  meaning  specified  in  Section  2.1.
    ----                                             ------------

"Note Shares" means the shares of Common Stock of the Company issued or issuable
 -----------
upon  conversion  of  the  Note.

 "Person" means any individual, trustee, sole proprietorship, partnership, joint
  ------
venture, trust, unincorporated organization, association, corporation, limited liability company, limited liability partnership, public benefit corporation, institution, entity or government (whether federal, state, county, city or otherwise, including without limitation, any instrumentality, political subdivision, agency, body or department thereof).

"Purchase  Price"  means  thepurchase  price  for  the  Note.
-----------------------------

"Purchasers"  means  the First Round Purchasers and the Second Round Purchasers,
 ----------
collectively.

 "Securities  Act"  means  the Securities Act of 1933, as amended, and the rules
  ---------------
and regulations of the United States Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect at the time.

 "Tax" or "Taxes" means any income, excise, sales, use, stamp or franchise taxes
  ---      -----
and any other taxes, fees, duties, levies, withholdings or other charges of any nature whatsoever imposed by any taxing authority, whether federal, state, local or foreign, together with any interest and penalties and additions to tax.

"Tax  Returns"  means  any  return,  declaration,  report,  claim  for refund or
 ------------
information return relating to Taxes, including any schedule or attachment thereto, and including any amendment thereto.

                                  SCHEDULE 4.6
                                       NIL

                                  SCHEDULE 4.7
                                       NIL

                                  SCHEDULE 6.0
                                       NIL

                                  SCHEDULE 6.8
                                       NIL

                                  SCHEDULE 6.9
                                       NIL
                            [Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the ____ day of ____________, 2003.

COMPANY:
-------

MINGHUA  GROUP  INTERNATIONAL  HOLDINGS  LIMITED


By:     __________________________________

President

PURCHASER:
---------

KINGSRICH  DEVELOPMENT  LIMITED

_______________________________

EXHIBIT 10.3



 THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED,
              OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE, NOR
 ANY INTEREST HEREIN, NOR ANY SECURITIES INTO WHICH THIS NOTE MAY BE CONVERTED,
                MAY BE OFFERED, SOLD, TRANSFERRED, ENCUMBERED OR
   OTHERWISE DISPOSED OF UNLESS EITHER (I) THERE IS AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SAID ACT AND LAWS OR (II) THE COMPANY HAS
  RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE
         TO THE COMPANY, STATING THAT SUCH REGISTRATION IS NOT REQUIRED.

   THE ISSUE PRICE OF THIS NOTE IS THREE MILLION ONE HUNDRED AND TWENTY EIGHT
                THOUSAND AND TWO HUNDRED AND TWENTY FIVE DOLLARS
  ($3,128,225.00). THE ISSUE DATE OF THIS NOTE IS MARCH 17, 2003. THE PER ANNUM
                YIELD TO MATURITY OF THIS NOTE IS 5%, COMPOUNDED
                                   QUARTERLY.

                            ************************



                  MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED

                           CONVERTIBLE PROMISSORY NOTE

                               Due March 31, 2008


Registered                                                    New York, New York
N-1                                                               March __, 2003


                  FOR VALUE RECEIVED, the undersigned, MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED, a New York corporation (the "Company"), hereby promises to pay to KINGSRICH DEVELOPMENT LIMITED< a BVI incorporation or his registered assigns, the principal sum of THREE MILLION ONE HUNDRED AND TWENTY EIGHT THOUSAND AND TWO HUNDRED AND TWENTY FIVE DOLLARS ($3,128,225) on March 31, 2008 (the "Maturity Date"), and to pay interest at the rate per annum and otherwise as provided in the next succeeding paragraph until the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, and thereafter at a per annum rate of 5%, compounded quarterly, on any overdue principal amount and, to the extent permitted by applicable law, on any overdue interest until paid, any such overdue interest to be payable on demand.

                  Until such time as the principal amount hereof shall have become due and payable, whether at maturity or by acceleration or otherwise, interest on this Note shall accrue from the date hereof on the unpaid principal amount hereof at a per annum rate of 5%, compounded quarterly, such interest to be payable in arrears on the Maturity Date; provided, that, if the principal amount hereof shall become due and payable prior to the Maturity Date (whether by acceleration or otherwise), interest on the principal amount so repayable shall be also become due and payable on such earlier date. Interest on this Note shall be computed on the basis of a 360-day year based on the actual number of days elapsed.

                  It is the intent of the Company and the holder of this Note to comply at all times with all applicable state laws (or applicable United States federal law to the extent it permits the holder to contract for, charge, take, reserve or receive a greater amount of interest than under state law) and that this paragraph shall, notwithstanding anything to the contrary contained herein or therein, control every other covenant and agreement in this Note. If the applicable law (state or federal) is ever judicially interpreted so as to render usurious any amount called for under this Note, or contracted for, charged, taken, reserved or received with respect to the indebtedness evidenced by this Note, then it is the Company's and the holder's intent that all excess amounts theretofore collected by the holder be credited on the principal balance of this Note (or, if this Note has been or would thereby be paid in full, refunded to the Company), and the provisions of this Note immediately be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder and thereunder.

                  All payments of principal and interest on this Note shall be in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts, and shall be made by check mailed to the person deemed the holder hereof in accordance with Section 4 below at the address for such person appearing in the register maintained pursuant to Section 2 below or, if arrangements reasonably satisfactory to the Company are made, by wire transfer to an account specified by the holder. Payments of principal at maturity or upon earlier payment will be made against surrender of this Note to the office or agency of the Company maintained pursuant to Section 9(a).

                  1. The Note. This Note is one of a duly authorized series of Notes, each in the form hereof (such Notes, together with any Notes from time to time issued in exchange or substitution therefor, the "Notes"), consisting of THREE MILLION ONE HUNDRED AND TWENTY EIGHT THOUSAND AND TWO HUNDRED AND TWENTY FIVE DOLLARS ($3,128,225) in aggregate principal amount issued to the "Purchaser" under and as defined in the Loan Agreement dated as of March 17, 2003 among the Company and such Purchaser (the "Agreement"), The Notes are entitled to the benefits of the Agreement, the terms and provisions of which are hereby incorporated by reference. This Note is unsecured

                  2. Transfer of Note. The Company shall keep at its office or agency maintained as provided in Section 9(a) a register in which the Company shall provide for the registration of Note and for the registration of any transfers and exchanges of Notes. Subject to compliance with the transfer restrictions contained in the legend appearing on the face of this Note and with the terms and conditions of the Agreement, the holder of this Note may, at its option, and either in person or by duly authorized attorney, surrender the same for registration of transfer or exchange at the office or agency of the Company maintained as provided in Section 9(a), and, without expense to such holder (except for taxes or governmental charges imposed in connection therewith), receive in exchange therefor a Note or Notes each in such denomination or denominations as such holder may request, dated the date to which interest has been paid on the Note or Notes so surrendered for transfer or exchange (or, if no interest has been paid, dated the date hereof), for the same aggregate principal amount as the then unpaid principal amount of the Note or Notes so surrendered for transfer or exchange, and registered in the name of such person or persons as may be designated by such holder. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or shall be accompanied by a written instrument of transfer, reasonably satisfactory in form to the Company, duly executed by the holder of such Note or his attorney duly authorized in writing. Every Note so made and delivered in exchange for this Note shall in all other respects be in the same form and have the same terms as this Note. No transfer or exchange of any Note shall be valid unless made in the foregoing manner at such office or agency.

                  3. Loss, Theft, Destruction or Mutilation of Note. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of any such loss, theft or destruction, upon receipt of an affidavit of loss and indemnity from the holder hereof reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will make and deliver, in lieu of this Note, a new Note of like tenor and unpaid principal amount and dated the date to which interest has been paid on this Note (or, if no interest has been paid, dated the date hereof).

                  4. Persons Deemed Owners; Holders. The Company may deem and treat the person in whose name any Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue. With respect to any Note at any time outstanding, the term "holder", as used herein, shall be deemed to mean the person in whose name such Note is registered as aforesaid at such time.

                  5. Mandatory Prepayment. If at any time while any of the Notes shall be outstanding, (1) the Company shall merge or consolidate with or into any other entity (other than a merger or consolidation in which (A) at least 50% of the voting capital stock of the Company (or the surviving or resulting entity, if other than the Company) outstanding immediately after the effective date of such merger or consolidation is owned of record or beneficially by persons who owned voting capital stock of the Company immediately prior to such merger or consolidation and in substantially the same proportions in which such stock was held immediately prior to such merger or consolidation and such persons continue to have the right to elect a majority of the Board of Directors of the Company, (B) immediately after the effective date of such merger or consolidation a majority of the seats on the Company's Board of Directors are held by persons who were directors of the Company immediately prior to such effective date, and (C) no Event of Default shall have occurred as a result of the consummation thereof), or (2) the Company shall sell, lease or otherwise dispose of all or substantially all of the assets and properties of the Company in a single transaction or in a series of related transactions, including, without limitation, by means of the sale or other disposition of capital stock or membership interests of Subsidiaries of the Company, or (3) a majority of the outstanding capital stock of the Company (or securities convertible into or exercisable for a majority of the outstanding capital stock of the Company) shall be acquired by any "person" or "group" (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) in a single transaction or series of related transactions, or (4) there shall be a voluntary liquidation, dissolution or winding-up of the affairs of the Company or any (any transaction described in any of clauses (1) though (4) above being referred to herein as a "Liquidity Event"), then, the Company shall take such action as may be necessary, as a condition to consummating such Liquidity Event, to obtain funds sufficient to, and obtain any consent necessary to, prepay, and prepay, 100% of the principal amount of all Notes then outstanding and, in connection with such prepayment, pay to such holders all accrued and unpaid interest thereon through the date of prepayment. Any such prepayment shall be made concurrently with the consummation of such Liquidity Event.

                  6. Notice of Prepayment and Other Notices. The Company shall give written notice of any proposed Liquidity Event and prepayment of this Note pursuant to Section 5 not less than 10 nor more than 60 days prior to the date fixed for the taking of any shareholder vote in respect thereof, if applicable, and not less than 10 nor more than 60 days prior to the consummation of such Liquidity Event and such prepayment. Any such notice shall include a reasonably detailed description of the consideration to be received by holders of Company securities in connection with such Liquidity Event, including, without limitation, each class and series capital stock of the Company. Any such notice of prepayment and all other notices to be given to any holder of this Note shall be given by registered or certified mail to the person in whose name this Note is registered at its address designated on the register maintained by the Company on the date of mailing such notice of prepayment or other notice. Unless the holder elects prior to such date fixed for prepayment to convert this Note pursuant to Section 15 hereof, upon notice of prepayment being given as aforesaid, the Company covenants and agrees that it will prepay, on the date therein fixed for prepayment, the entire principal amount hereof together with interest accrued and unpaid hereon to the date fixed for such prepayment. Notwithstanding the foregoing, any such notice may specify that the obligation to make such prepayment is conditional upon the consummation of the proposed Liquidity Event requiring such prepayment, and, unless a notice of conversion delivered pursuant to Section 15 states to the contrary, any notice of conversion given while such a transaction is pending shall also be conditional upon the consummation of such proposed Liquidity Event, and no prepayment shall be required and no conversion shall be effected, unless and until such proposed Liquidity Event is consummated.

                  7. Interest After Date Fixed for Prepayment. If this Note is to be prepaid pursuant to Section 5 hereof, this Note shall (unless the provisions of the last sentence of Section 6 become applicable) cease to bear interest on and after the date fixed for such prepayment unless, upon presentation for the purpose, the Company shall fail to pay this Note, in which event the principal amount of this Note, and, so far as may be lawful, any overdue installment of interest, shall bear interest on and after the date fixed for such prepayment and until paid at the rate per annum provided herein for overdue principal.

                  8. Surrender of Notes; Notation Thereon. As a condition to obtaining any payment of or receiving any shares issuable upon the conversion of all or any portion of the principal amount of this Note, the Company may require the holder hereof to surrender this Note, and in such event the Company will execute and deliver at the expense of the Company, upon such surrender, a new Note registered in the name of such person or persons as may be designated by such holder for the principal amount of this Note then remaining unpaid and not converted pursuant to Section 15 hereof, dated the date to which interest has been paid on this Note (or, if no interest has been paid, dated the date hereof), or may require the holder to present this Note to the Company for notation hereon of the conversion of the portion of the principal amount of this Note so converted.

                  9. Certain Covenants. (a) The Company covenants and agrees that, so long as any Note shall be outstanding it will maintain an office or agency in Hong Kong as the Company may designate in writing to the registered holder hereof, where the Notes may be presented for registration of transfer and exchange as herein provided, where notices and demands to or upon the Company in respect of the Notes may be served and where the Notes shall be presented for payment. Until the Company otherwise notifies the holders of the Notes, said office shall be the office of the Company located at
-----------------------------------------------------------------------.

                  (b) If the Company shall effect a merger or consolidation in which it is not the surviving entity and such transaction is not a Liquidity Event under the provisions of Section 5 of this Note requiring mandatory prepayment of the Notes, then the Company shall take such action as may be necessary, as a condition to consummating such transaction, to cause the surviving entity to expressly assume all of the Company's obligations under the Notes, as if such entity had been the original issuer thereof, and such entity shall acknowledge in writing its obligation to fully and timely honor the Company's obligations under the Notes.

                  10. Modification by Holders; Waiver. The Company may, with the written consent of the holders of not less than 51% in principal amount of the Notes then outstanding, modify the terms and provisions of the Notes or the rights of the holders of the Notes or the obligations of the Company thereunder, and the observance by the Company of any term or provision of the Notes may be waived with the written consent of the holders of not less than 51% in principal amount of the Notes then outstanding; provided, that no such modification or waiver shall, without the consent of the holder of each Note so affected:

                  (a) change the stated maturity of any Note from March 31, 2008; or

                  (b) reduce the principal amount thereof or reduce the rate or extend the time of payment of interest thereon; or

                  (c) give any Note any preference over any other Note; or

                  (d) reduce the percentage of Notes, the consent of the holders of which is required for any such modification.

Any such modification or waiver shall apply equally to all Notes and all holders of Notes and shall be binding upon them, upon each future holder of any Note and upon the Company, whether or not such Note shall have been marked to indicate such modification or waiver, but any Note issued thereafter shall bear a notation referring to any such modification or waiver. Promptly after obtaining the written consent of the holders as herein provided, the Company shall transmit a copy of such modification or waiver to all the holders of the Notes at the time outstanding.

                  11. Events of Default. If any one or more of the following events, herein called "Events of Default", shall occur, for any reason whatsoever, and whether such occurrence shall, on the part of the Company or any Subsidiary of the Company, be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court of competent jurisdiction or any order, rule or regulation of any administrative or other governmental authority:

(a) any Event of Default set forth in Section 9.1 of the Agreement; or


     (b) default shall be made in the payment of the principal of or interest on any Note when and as the same shall become due and payable, whether at maturity or on a date fixed for prepayment or by acceleration or otherwise; or

     (c) default shall be made in the due observance or performance of any covenant or agreement on the part of the Company to be observed or performed pursuant to the terms of Section 9(b) hereof or Section 5.02 of the Note Purchase Agreement; or

     (d) default shall be made in the due observance or performance of any other covenant, condition or agreement on the part of the Company to be observed or performed pursuant to the terms hereof or pursuant to the terms of the Agreement, and, unless not capable of being cured, such default shall continue for 10 days;

then, the holders of a least 51% in aggregate principal amount of the Notes at the time outstanding may, at their option, by notice to the Company, declare all the Notes to be, and all the Notes shall thereupon be and become, forthwith due and payable together with interest accrued and unpaid thereon as of the date of such notice without presentment, demand, protest or further notice of any kind, all of which are expressly waived to the extent permitted by law.

                 12. Suits for Enforcement. Subject to the provisions of Section 11 of this Note, in case any one or more of the Events of Default specified in
Section 11 of this Note shall occur and be continuing, the holder of this Note may proceed to protect and enforce its rights by suit in equity, action at law and/or by other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or may, subject to the provisions of Section 11, proceed to enforce the payment of this Note to the extent of amounts then due and payable hereon or to enforce any other legal or equitable right of the holder of this Note. In case of any default under any Note, the Company will pay to the holder thereof such amounts as shall be sufficient to cover the reasonable costs and expenses of such holder due to said default, including, without limitation, collection costs and reasonable attorneys' fees, to the extent actually incurred.

                  13. Remedies Cumulative. No remedy conferred herein or in the Agreement upon the holder of this Note is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                  14. Remedies Not Waived. No course of dealing between the Company and any holder of this Note or any delay on the part of any holder hereof in exercising any rights hereunder shall operate as a waiver of any right of any holder of this Note.

                  15. Conversion. (a) Subject to the terms and conditions of this Section 15, the holder of this Note shall have the right, at its option at any time or from time to time on or after the date hereof, to convert all or any portion of the unpaid principal amount of this Note, together with a corresponding portion of the accrued interest hereon, into a number of fully paid and non-assessable whole shares of Common Stock equal to the amount of principal and interest so converted at the conversion rate of $0.13 per share of Common Stock.. Such right of conversion shall be exercised by the holder thereof by giving written notice that the holder elects to convert this Note or a specified portion hereof to the Company at its office maintained pursuant to
Section 9(a). Any such notice shall contain a statement of the amount of principal to be so converted, which shall operate as an election to convert a corresponding portion of accrued and unpaid interest on this Note as of such conversion date, the name or names (with address), subject to compliance with applicable laws to the extent such designation shall involve a transfer, in which the certificate or certificates for conversion shares shall be issued. If the holder of this Note shall at any time give written notice to the Company that it elects to convert all or a portion of this Note as aforesaid, such holder shall, as soon as practicable thereafter, surrender this Note to the Company at its office maintained pursuant to Section 9(a). For avoidance of doubt, overdue principal and interest on this Note shall continue to be convertible pursuant to this Section 15 until repaid.

                  (b) Promptly after the receipt by the Company of the written notice referred to in Section 15(a) above and surrender of this Note, the Company shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, subject to compliance with applicable laws to the extent such designation shall involve a transfer, (x) a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of this Note and (y) a new Note or Notes reflecting any portion, if any, of the principal amount hereof not so converted. Fractional shares shall not be issued, but the cash equivalent, based upon the conversion rate per share, shall be paid. To the extent permitted by law, such conversion shall be deemed to have been effected as of the close of business on the date on which such written notice shall have been received by the Company as aforesaid, and at such time the rights of the holder of this Note with respect to any portion of this Note so converted shall cease, and the person or persons in whose name or names any certificate or certificates for shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby. Notwithstanding anything to the contrary contained herein, in connection with any Liquidity Event, if a written notice of conversion is delivered pursuant to Section 15(a), the conversion of this Note shall be subject to the consummation of such Liquidity Event unless otherwise specified in such notice.

                  (c) If any capital reorganization or reclassification of the capital stock of the Company shall be effected in such a way, including, without limitation, by way of consolidation or merger, that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for their Common Stock, then, as a condition of such reorganization or reclassification, lawful and adequate provision, in form satisfactory to the holders of at least 51% in aggregate principal amount of outstanding Notes, shall be made whereby each holder of any Notes shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore receivable upon the conversion of such Note such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore so receivable had such reorganization or reclassification not taken place.

                  (d) If at any time while any of the Notes remain outstanding,
(i) the Company shall declare any dividend upon its Common Stock payable in cash or stock or make any other distribution to the holders of its Common Stock; (ii) the Company shall offer for subscription to the holders of its Common Stock any additional shares of capital stock of any class or other rights; or (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company; then, in any one or more of said cases, the Company shall give each holder of Notes, (A) at least 10 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization or reclassification, and (B) in the case of any such reorganization or reclassification, at least 10 days' prior written notice of the date when the same shall take place. Any such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization or reclassification.

                  (e) The Company will at all times reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuance upon the conversion of the Notes as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all Notes then outstanding or issuable under the Agreement into shares of Common Stock. All shares of Common Stock which shall be so issued shall be duly and validly issued, fully paid, non-assessable and free from all taxes, liens, encumbrances and charges arising out of or by reason of the issue thereof. The Company will take all such action within its control as may be necessary on its part to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation.

                  (f) The issuance of certificates for shares of Common Stock upon conversion of the Notes shall be made without charge to the holders thereof for any issuance tax in respect thereof; provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Note which is being converted.

                  (g) The Company will at no time close its transfer books against the transfer of any Notes or of any shares issued or issuable upon the conversion of any Notes in any manner which interferes with the timely conversion of such Notes.

                  16. All Payments Made Pro Rata Among Noteholders. All payments to be made on the Notes shall be made on a pro rata basis among the holders of Notes in proportion to the respective unpaid principal balances of the Notes then outstanding.

                  17. Covenants Bind Successors and Assigns. All the covenants, stipulations, promises and agreements in this Note contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not.

                  18. Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws provisions thereof.

                  IN WITNESS WHEREOF, MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED has caused this Convertible Promissory Note to be executed by its officer thereunto duly authorized.


                             THE COMPANY:
                             -----------

                             MINGHUA GROUP INTERNATIONAL HOLDINGS LIMITED


                             By:__________________________


                                Name:
                                Title: